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                                  EXHIBIT 99.2
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                                  EXHIBIT 99.2

                         BANYAN STRATEGIC REALTY TRUST
               DISTRIBUTION REINVESTMENT AND SHARE PURCHASE PLAN

                             AUTHORIZATION FORM FOR
                          AUTOMATIC MONTHLY DEDUCTIONS


                                  INSTRUCTIONS FOR REVERSE SIDE OF FORM

                        1.   Indicate the Type of Account:  Checking or Savings.

                        2.   Print the complete Bank Account Number.

                        3. Print the Name on Bank Account as it appears on your bank account.

                        4. Print the complete name of your financial institution, including the branch name and address.

                        5. Print the ABA Number (Bank Number) from your check or savings deposit slip.

                        6. Amount of automatic monthly deduction: Indicate the monthly amount authorized to transfer from your checking or savings account to purchase additional Shares.

                        Please enclose a copy of a VOID check or a savings deposit slip to verify banking information.

                        PLEASE COMPLETE THE INFORMATION ON THE REVERSE SIDE OF THIS FORM.

I (WE) HEREBY AUTHORIZED FIRST CHICAGO TRUST COMPANY OF NEW
YORK TO MAKE MONTHLY AUTOMATIC TRANSFERS OF FUNDS FROM THE
CHECKING OR SAVINGS ACCOUNT IN THE AMOUNT STATED ON THE
REVERSE OF THIS FORM.  THESE FUNDS WILL BE USED TO PURCHASE
SHARES FOR DEPOSIT INTO MY (OUR) ACCOUNT.

SIGNATURE(S)
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                  DAYTIME
DATE              PHONE NUMBER
     ------------              -----------------------------

                                    (Front)


                          AUTOMATIC MONTHLY DEDUCTION
PLEASE PRINT ALL ITEMS

1.   Type of Account:  [ ]  Checking   [ ]  Savings

2.
     ---------------------------------------------
     Bank Account Number

3.
     ----------------------------------------------------------
     Name on Bank Account

4.
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     Financial Institution


     ----------------------------------------------------------
     Branch Name


     ----------------------------------------------------------
     Branch Street Address


     ----------------------------------------------------------
     Branch City, State and Zip Code

5.
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     ABA Number

6.   $_____________________Amount of automatic monthly deduction.

                                     (Back)